ASTOR DYNAMIC ALLOCATION FUND

Class A Ticker: ASTLX
Class C Ticker: ASTZX
Class I Ticker: ASTIX

(a series of Northern Lights Fund Trust)

Supplement dated July 27, 2020 to the Prospectus

dated November 29, 2019

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Effective immediately, the Fund’s prospectus is amended as follows:

The Performance Table in the Fund’s Prospectus in the section entitled “Performance” is deleted and replaced in its entirety with the following:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Years	Since Inception (10-19-09)
Class I Return before taxes	(7.61)%	3.87%	3.75%
Return after taxes on distributions	(8.48)%	3.23%	3.31%
Return after taxes on distributions and sale of Fund shares	(3.90)%	2.99%	2.94%
Class A Return before taxes	(12.20)%	2.60%	3.70%**
Class C Return before taxes	(9.44)%	2.83%	2.67%*
S&P 500® Index(1)	(4.38)%	8.49%	11.70%
Bloomberg Barclays Capital U.S. Aggregate Bond Index(2)	0.01%	2.52%	3.15%
*	Class C shares commenced operations on March 12, 2010.
**	Class A shares commenced operations on November 30, 2011.
(1)	The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot directly invest in an index.
(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

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The Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated November 29, 2019, provide relevant information for all shareholders and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-800-899-8230.